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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                 October 2, 2000


                              NetRadio Corporation
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



               0-23928                                   41-1819471
      (Commission File Number)             (IRS Employer Identification Number)





            10025 Valley View Road
            Eden Prairie, Minnesota                       55344
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (952) 259-6700



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Item 5.           OTHER EVENTS

                  Reference is made to Exhibit 99.1 filed herewith.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit 99.1 Press release announcing resignation of Edward Tomechko.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        NetRadio Corporation
                                                             Registrant


Date:  October 3, 2000                            By   /s/ Eric Paulson
                                                     ---------------------------
                                                     Name:  Eric Paulson
                                                     Title:  President



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                                 Exhibit Index



99.1        Press Release